UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2009

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

888 Prospect Street, Suite 110, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (858) 551-0511

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
9	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
9	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
9	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2009,  Imperial Capital Bancorp, Inc. (the “Company”) and Timothy M. Doyle agreed to his departure as Executive Managing Director and Chief Financial Officer of the Company and its subsidiary bank, Imperial Capital Bank. In connection with his departure, Mr. Doyle received the customary severance payment provided to all employees of the Company based on his length of service with the Company of six months’ salary.  Mr. Doyle also agreed to provide limited consulting services to the Company at no cost as requested over the next 90 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.

Date: December 18, 2009	By:	/s/ Joseph W. Kiley, III
Joseph W. Kiley, III
President and
Chief Executive Officer